UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2025

Scorpius Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

1305 E. Houston Street, Building 2

San Antonio, TX 78205

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On September 12, 2025, Scorpius Holdings, Inc., a Delaware corporation (the “Company”), issued a non-convertible promissory note (the “Note”) in the principal amount of Four Hundred Seventy-One Thousand Dollars ($471,000) to an institutional investor (the “Holder”). The Note accrues interest at the rate of 5.0% per annum and matures on the earlier of: (i) October 31, 2025; (ii) the consummation of a Corporate Event (as such term is defined in the Note); or (iii) when, upon or after the occurrence of an event of default under the Note. All payments by the Company upon maturity, redemption or prepayment of the Note shall include, together with all other amounts of principal and/or interest, a premium payment equal to 5% of the principal amount of the Note.

The Note contains customary events of default, including if the Company or any of its subsidiaries, individually or in the aggregate, fails to pay indebtedness in excess of $150,000 due to any third party, subject to certain exceptions, or if an event of default occurs under any other outstanding promissory note of the Company. If at any time the Note is outstanding the Company consummates a subsequent Financing (as such term is defined in the Note), the Holder shall have the right, it its sole discretion, to require that the Company redeem the entire outstanding balance of the Note, together with all accrued interest thereon, using up to 100% of the gross proceeds of such Financing.

The Company sold the Note in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated thereunder.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is attached hereto as Exhibit 4.1, and which is incorporated herein in its entirety by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Note was issued pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Note may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2025	SCORPIUS HOLDINGS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer